Exhibit 4


                                  AMENDMENT TO
                             STOCKHOLDERS' AGREEMENT


     THIS AMENDMENT (this "Amendment") is entered into this _____ day of December, 2002 by and between ReGen Biologics, Inc., a Delaware corporation (the "Company") and the undersigned stockholders of the Company.

                                    Recitals

     WHEREAS, the Company (formerly known as Aros Corporation) and certain stockholders of the Company are parties to that certain Stockholders' Agreement dated as of June 21, 2002 (the "Agreement"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Agreement; and

     WHEREAS, the parties hereto desire to amend the Agreement to remove Allen & Company Incorporated ("Allen & Co.") as a party thereto and release such stockholder from all of its obligations under the Agreement, effective as of November 26, 2002.

     NOW, THEREFORE, in consideration of the foregoing, of the mutual promises herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

     1. The Agreement is hereby amended by removing Allen & co. as a party to the Agreement and releasing such stockholder from all of its obligations under the Agreement, including the voting obligations set forth in Section 1.1 therein, with respect to all shares of the Company now or hereafter owned or held by Allen & co., such removal and release to be effective as of November 26, 2002.

     2. The parties hereto expressly agree and acknowledge that the legend referred to in Section 1.5 of the Agreement shall not be applicable to, and shall not be placed on, certificates representing any shares of the Company now or hereafter owned or held by Allen & Co.

     3. Except as specified herein, the parties hereby ratify and affirm each of the other provisions of the Agreement and all other agreements, documents and instruments referred to therein.

     4. Nothing contained herein, and neither the failure nor any delay by the Company in exercising any right, power or privilege under this Amendment or the Agreement, shall be construed or shall operate as a waiver of any right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.

     5. This Amendment may be executed in two or more counterparts, including by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first above written.

                          REGEN BIOLOGICS, INC.,



                          By: ______________________
                          Name:
                          Title:


                          ALLEN & COMPANY, INCORPORATION



                          By: _______________________
                          Name:
                          Title:


                          CENTERPULSE USA HOLDING CO.



                          By: ______________________
                          Name:
                          Title:


                          J. RICHARD STEADMAN





                  (Additional signatures appear on next page.)

                      SANDERLING VENTURE PARTNERS IV
                      CO-INVESTMENT FUND, L.P.



                      By:_________________
                      Fred A. Middleton
                      General Partner


                      SANDERLING IV BIOMEDICAL
                      CO-INVESTMENT FUND, L.P.


                      By:__________________
                      Fred A. Middleton
                      General Partner


                      SANDERLING IV VENTURE MANAGEMENT


                      By:_____________________
                      Fred A. Middleton
                      Owner


                      SANDERLING VENTURE PARTNERS V
                      CO-INVESTMENT FUND, L.P.


                      By:      Middleton, McNeil & Mills Associates, V, LLC


                      By:____________________
                      Robert G. McNeil
                      Managing Director


                      SANDERLING V BIOMEDICAL CO-INVESTMENT FUND, L.P.


                      By:      Middleton, McNeil & Mills Associates V, LLC


                      By:____________________
                      Robert G. McNeil
                      Managing Director


                      SANDERLING V LIMITED PARTNERSHIP


                      By:      Middleton, McNeil & Mills Associates V, LLC


                      By:________________________
                      Robert G. McNeil
                      Managing Director


                      SANDERLING V BETEILIGUNGS GMBH & CO. KG


                      By:      Middleton, McNeil & Mills Associates V, LLC


                      By:_______________________
                      Robert G. McNeil
                      Managing Director


                      SANDERLING V VENTURES MANAGEMENT


                      By:______________________
                      Robert G. McNeil
                      Owner


                      SANDERLING VENTURES PARTNERS II, L.P.


                      By:______________________
                      Robert G. McNeil
                      General Partner


                      SANDERLING VENTURES LIMITED, L.P.


                      By:______________________
                      Robert G. McNeil
                      General Partner